April 26, 2011

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Nuveen Municipal Trust
Securities Act File No. 333-14725
Investment Company Act File No. 811-07873

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information as supplemented, dated April 5, 2011, to the Prospectus and Statement of Additional Information, each dated April 5, 2011, for Nuveen Inflation Protected Municipal Bond Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated April 5, 2011 in XBRL for the Fund.

If you have any questions regarding this filing, please contact me at (312) 917-7862.

Very truly yours,

/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher